UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 20, 2021

Xometry, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40546	32-0415449
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7529 Standish Place Suite 200 Derwood, Maryland		20855
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (240) 335-7914

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.000001 par value per share	XMTR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

Key Operational and Business Metrics for the Quarter Ended June 30, 2021

On July 20, 2021, Xometry, Inc. (the “Company”) announced the following preliminary operational and business metrics for the quarter ended June 30, 2021.

	December 31,		March 31	June 30
	2019	2020	2021
Key Operational and Business Metrics(1):
Active Buyers	11,527	18,846	21,345	23,942
Accounts with Last Twelve-Month Spend of at least $50,000	266	389	412	508

(1)

Amounts shown for Active Buyers and Accounts with Last Twelve-Month Spend of at least $50,000 are as of December 31, 2019 and 2020, March 31, 2021 and June 30, 2021. The amounts shown for Active Buyers as of December 31, 2020 and March 31, 2021 have been revised, as set forth below.

These metrics reflect strong continued growth in the Company’s number of Active Buyers and the number of accounts with Last Twelve-Month Spend of at least $50,000 on our platform. In particular, the number of Active Buyers on the Company’s platform, which is defined as the number of buyers who have made at least one purchase on its marketplace during the last twelve months, reached 23,942 as of June 30, 2021, up 66% from 14,460 as of June 30, 2020. In addition, the number of accounts with Last Twelve-Month Spend of at least $50,000 on our platform, which is defined as an account that has spent at least $50,000 on the Company’s marketplace in the most recent twelve-month period, reached 508 as of June 30, 2021, up 54% from 330 as of June 30, 2020.

The Company expects to announce its complete financial results for the quarter ended June 30, 2021 on August 12, 2021. The Company’s key operational and business metrics should be read together with the Company’s financial statements for the quarter ended June 30, 2021 and the related “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, which will be disclosed in the Company’s 10-Q for the quarter ended June 30, 2021.

Revised Active Buyer Metrics

In addition, the Company disclosed revised Active Buyer metrics for 2020 and the March 31, 2021 quarter. The previously announced Active Buyer metrics for 2020 and March 31, 2021 were overstated due to an error in data collection for its European operations. The revision of historical Active Buyers metrics has no impact on either the Company’s historical financial results or its outlook for its business. The revised Active Buyer metrics for 2020 and March 31, 2021 are reflected in the chart below.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XOMETRY, INC.

By:	/s/ Randolph Altschuler
Randolph Altschuler Chief Executive Officer

Dated: July 20, 2021